[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.41

AMENDMENT TO RESEARCH AND LICENSE AGREEMENTS

This Amendment (the “Amendment”) to each of (i) that certain Research and License Agreement (the “First Agreement”) dated May 27, 2014 between Aduro Biotech, Inc., a Delaware corporation (“Aduro”) and Janssen Biotech, Inc., a Pennsylvania corporation, (“JBI”), and (ii) that certain Research and License Agreement (the “Second Agreement” and together with the First Agreement, the “Agreements”) between Aduro and JBI dated October 13, 2014 is entered into as of November 11, 2015 (the “Effective Date”) by and between Aduro and JBI.

WHEREAS, pursuant to the First Agreement, JBI is required to make a payment of [ * ] upon [ * ] and a payment of [ * ] upon [ * ], in each case with respect to a Licensed Immunotherapeutic.  Defined terms used in the prior sentence and not defined above shall have the meaning ascribed to them in the First Agreement.

WHEREAS, pursuant to the Second Agreement, JBI is required to make a payment of [ * ] upon [ * ] and a payment of [ * ] upon [ * ], in each case with respect to a Licensed Immunotherapeutic.  Defined terms used in the prior sentence and not defined above shall have the meaning ascribed to them in the Second Agreement.

WHEREAS, Aduro and JBI want to amend the First Agreement and Second Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.	Amendment of First Agreement. Notwithstanding anything to the contrary in the First Agreement, Aduro and JBI agree as follows:

(a)JBI shall have the right to [ * ] the [ * ] by [ * ].  Should JBI so [ * ], the [ * ].  In addition, the [ * ] shall be [ * ], and shall be [ * ].

(b)JBI shall have the right to [ * ] the [ * ].  Should JBI so [ * ], the [ * ].  In addition, [ * ] shall be [ * ], and shall be [ * ].

2.	Amendment of Second Agreement. Notwithstanding anything to the contrary in the Second Agreement, Aduro and JBI agree as follows:

(a)JBI shall have the right to [ * ] the [ * ], Should JBI so [ * ], the [ * ].  In addition, [ * ] shall be [ * ], and shall be [ * ].

(b)JBI shall have the right to [ * ] the [ * ].  Should JBI so [ * ], the [ * ].  In addition, [ * ], and shall be [ * ].

3.Governing Law.  This Amendment shall be governed by the laws of State of New York without regard to New York’s conflicts of law rules.

4.Entire Agreement.  This Amendment and the each applicable Agreement shall constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof.

5.Severability.  If any provision of this Amendment is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the greatest extent permitted by law.

6.No Waiver.  Other than as expressly set forth herein, this Amendment does not waive or modify any portion of the Agreements, which otherwise remain in full force and effect.  No waiver of any provision of the Agreements or this Amendment may be made except in a writing signed by JBI and Aduro.

(Signature page follows)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to each of the Research and License Agreements as of the date first set forth above.

ADURO BIOTECH, INC. By: /s/ Gregory W. Schafer Name: Gregory W. Schafer Title: COO	JANSSEN BIOTECH, INC. By: /s/ Scott White Name: Scott White Title: VP Janssen BioTech, Inc.

Signature Page to Amendment to Research and License Agreements

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.